UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - April 29, 2005


                           ENIGMA SOFTWARE GROUP, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware               33-08070-LA              20-2675930
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(State or other jurisdiction        (Commission)           (IRS Employer
  jurisdiction                      File Number)         Identification No.)
    of Incorporation)

                    17 STATE STREET, NEW YORK, NEW YORK 10004
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               (Address of principal executive offices) (zip code)


   Registrant's telephone number, including area code   -   (888) 360-0646
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       As a consequence of the change in management of the Company, resulting from the acquisition of Enigma Software Group, Inc. ("Enigma") on February 16, 2005 by Maxi Group, Inc. ("Maxi"), the subsequent reincorporation merger between Enigma and Maxi, and the change in name from Maxi to Enigma, the latter two events, which became effective April 14, 2005, Tanner LC ("Tanner") was dismissed as the independent registered public accounting firm for Enigma Software Group, Inc. (formerly known as Maxi Group, Inc.) (the "Company") by the Audit Committee of its Board of Directors, effective as of the date of this report, April 29, 2005.

       Tanner's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The report was qualified as to uncertainty about the Company's ability to continue as a going concern unless it was able to attain future profitable operations and obtain additional debt or equity financing.

       During the Company's two most recent fiscal years and through April 29, 2005, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tanner, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

       The Company has provided Tanner with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from Tanner to such effect is attached hereto as Exhibit 16.1.

       Also effective April 29, 2005, Eisner LLP ("Eisner") has been appointed as the new independent registered public accounting firm for the Company.

       During its two most recent fiscal years and through April 29, 2005, the Company has not consulted with Eisner on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in
Item 304(a)(1)(iv)(A) of Regulation S-B. Eisner have been the auditors for Adorons.com, Inc., (formerly known as Enigma Software Group, Inc.) the Company's wholly-owned subsidiary, immediately prior to its acquisition by the Company and is so currently.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

               Exhibit 16.1   Letter from Tanner LC, dated April 29, 2005.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENIGMA SOFTWARE GROUP, INC.

Date: May 2, 2005                      BY: /s/ Richard M. Scarlata
                                           -----------------------------------
                                          Richard M. Scarlata
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit No.        Description

      16.1           Letter from Tanner LC, dated May 2, 2005.


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